UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the “Act”)
September 23, 2005
(Date of earliest event reported)
GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-32158	33-0464753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
200, 630 – 4th Avenue S.W.
Calgary, Alberta, Canada T2P 0J9
(Address of principal executive offices)
Telephone Number (403) 777-9250
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or address, if changed since last report)

Item 1.01.   Entry into a Material Definitive Agreement
On September 23, 2005, GeoGlobal Resources Inc. (the “Company”) entered into a Production Sharing Contract with the Government of India with respect to Exploration block DS-ONN-2003/1, also referred to as Block 12 under NELP-V. This Block covers an area of approximately 3,155 square kilometers (sq. kms) onshore in the Deccan Syneclise Basin located in the northern portion of the State of Maharashtra in west-central India. The Company holds a 100% participating interest in this Block and will be the operator. The Production Sharing Contract provides for work commitments to be performed over three phases over an exploration period of a total of 7 years with the work commitment under Phase I being 3 years and includes a gravity magnetic and geochemical survey and an aero magnetic survey of 12,000 line kms. In Phase II being 2 years, the Company is to acquire 500 linear kms of 2D seismic and drill 1 exploration well. In Phase III, also 2 years, the Company is to acquire 250 sq. kms of 3D seismic and drill 2 exploratory wells.
Also on September 23, 2005, the Company, along with Gujarat State Petroleum Corporation Limited (“GSPC”), GAIL (India) Ltd., and Jubilant Capital Pvt. Ltd., as co-parties, entered into a Production Sharing Contract with the Government of India, with respect to Exploration block CB-ONN-2003/2, which is also referred to as Block 11 under NELP-V. This Block covers an area of approximately 448 sq. km. onshore in the Cambay Basin located in the State of Gujarat south-east of GeoGlobal’s existing three Cambay blocks. The Company holds a 10% participating interest; GSPC is the operator and holds a 50% participating interest, with the remainder held by GAIL (India) Ltd. and Jubilant Capital Pvt. Ltd. The Production Sharing Contract provides for work commitments to be performed over three phases over an exploration period of a total of 7 years with the work commitment under Phase I being 3 years and includes requirements to acquire 448 sq. kms of 3D seismic, to reprocess 650 linear kms of 2D seismic and to drill 14 exploratory wells between 1,500 and 2,500 meters. In Phase II, also 3 years, the contracting parties are to drill 4 exploratory wells, and in Phase III, the final year, the contracting parties are to drill 6 exploratory wells, all between 2,500 and 3,000 meters.
Item 9.01.   Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits:
10.1	Production Sharing Contract dated September 23, 2005, between the Government of India and the Company.*

10.2	Production Sharing Contract dated September 23, 2005, between the Government of India, Gujarat State Petroleum Corporation Limited, GAIL (India) Ltd., Jubilant Capital Pvt. Ltd. and the Company.*

*	To be filed with the company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2005.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 28, 2005
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO